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                                                                   EXHIBIT 10.16

                             OMNIBUS AMENDMENT NO. 1


               THIS OMNIBUS AMENDMENT NO. 1 (this "AMENDMENT") is entered into as of October 15, 2002 by and among:

               (a) Weatherproofing Technologies, Inc., a Delaware corporation, DAP Products Inc., a Delaware corporation, The Testor Corporation, an Ohio corporation, Zinsser Co., Inc., a New Jersey corporation, Tremco Incorporated, an Ohio corporation, Rust-Oleum Corporation, an Illinois corporation, The Euclid Chemical Company, an Ohio corporation, and Republic Powdered Metals, Inc., an Ohio corporation, individually and as successor by merger to Consolidated Coatings Corporation, an Ohio corporation (each of the foregoing, an "ORIGINATOR" and collectively, the "ORIGINATORS"),

               (b)    RPM Funding Corporation, a Delaware corporation ("SPV"),

               (c)    RPM, Inc., an Ohio corporation ("RPM"),

               (d) Jupiter Securitization Corporation, a Delaware corporation ("JUPITER" or a "CONDUIT"), and Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE" or a "CONDUIT"),

               (e) Bank One, NA (Main Office Chicago), a national banking association ("BANK ONE"), and its assigns (collectively, the "JUPITER LIQUIDITY BANKS" and, together with Jupiter, the "JUPITER GROUP"), and Wachovia Bank, National Association, a national banking association ("Wachovia"), and its assigns (collectively, the "BLUE RIDGE LIQUIDITY BANKS" and, together with Blue Ridge, the "BLUE RIDGE GROUP"),

               (f) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as agent for the Jupiter Group (the "JUPITER AGENT" or a "CO-AGENT"), and Wachovia Bank, National Association, a national banking association, in its capacity as agent for the Blue Ridge Group (the "BLUE RIDGE AGENT" or a "CO-AGENT"),

               (g) Bank One, NA (Main Office Chicago), a national banking association, in its capacity as administrative agent for the Jupiter Group, the Blue Ridge Group and each Co-Agent (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS"), and

               (h) RPM International Inc., a Delaware corporation ("RPM-DELAWARE"),

with respect to (i) the Receivables Sale Agreement dated as of June 6, 2002 by and between the Originators and the SPV (the "RSA"), and (ii) the Receivables Purchase Agreement dated as of


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June 6, 2002 by and among the SPV, the Jupiter Group, the Blue Ridge Group, and the Agents (the "RPA" and, together with the RSA, the "AGREEMENTS").

UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AMENDMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN THE AGREEMENTS.

                             PRELIMINARY STATEMENTS

               RPM desires to reincorporate in Delaware via a merger of RPM with and into a newly formed Ohio merger subsidiary of RPM-Delaware (the "REINCORPORATION").

               Immediately after the Reincorporation, RPM-Delaware desires to unconditionally assume RPM's obligations as Servicer and Performance Guarantor under the Agreements and the other Transaction Documents referenced therein (the "ASSUMPTION").

               The parties are willing to permit the assumption by RPM-Delaware of RPM's obligations under the Transaction Documents, and to release RPM from further liability for such obligations, on the terms and subject to the conditions hereinafter set forth.

               NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. Assumption and Release. By its signature below, effective as of the Effective Time (hereinafter defined), RPM-Delaware hereby absolutely and unconditionally assumes and agrees to become primarily liable for all of RPM's representations, covenants, promises, indemnities and other obligations under the Transaction Documents as initial Servicer and/or as the Performance Guarantor, whether now existing, hereafter arising, absolute or contingent, and each of the other parties hereto hereby releases RPM from further liability therefor.

               2. Amendments. From and after the Effective Time, all references in the Agreements and other Transaction Documents to "RPM, Inc." or "RPM" are hereby replaced with "RPM International Inc." and "RPM-Delaware," respectively, and all references to the Performance Guarantor shall be deemed to be references to RPM-Delaware.

               3. Representations. In order to induce the other parties hereto to agree to the assumption, release and amendments set forth above, RPM-Delaware hereby represents and warrants to the other parties hereto as follows:

               (a) Existence and Power. RPM-Delaware is duly organized, validly existing and in good standing under the laws of Delaware. RPM-Delaware is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its
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business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

               (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by RPM-Delaware of this Amendment, and the performance of its obligations hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment has been duly executed and delivered by RPM-Delaware.

               (c) No Conflict. The execution and delivery by RPM-Delaware of this Amendment, and the performance of the obligations assumed by it hereunder do not contravene or violate (i) its certificate of incorporation or by-laws,
(ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of RPM-Delaware or its Subsidiaries (except as created under the Transaction Documents) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

               4. Conditions Precedent; Effective Time. The assumption and amendments will become effective immediately after the latest to occur of the following (the "EFFECTIVE TIME"):

               (a)    Consummation of the Reincorporation;

               (b) Receipt by the Agent of executed copies of this Amendment, duly executed by each of the parties hereto;

               (c) Receipt by the Agent of a Performance Undertaking in the form of Annex A hereto duly executed by RPM-Delaware;

               (d) Receipt by the Agent of a copy of RPM-Delaware's certificate of incorporation certified by the Delaware Secretary of State;

               (e) Receipt by the Agent of a good standing certificate for RPM-Delaware issued by the Secretary of State of Delaware;

               (f) Receipt by the Agent of a certificate of the Secretary or Assistant Secretary of RPM-Delaware certifying: (i) a copy of the resolutions of the Board of Directors of RPM-Delaware, authorizing RPM-Delaware's execution, delivery and performance of this Amendment and the other documents to be delivered by it hereunder; (ii) the names and signatures of the officers authorized on its behalf to execute this Amendment and the other documents to be delivered by it hereunder and
        (iii) a copy of RPM-Delaware's by-laws; and

               (g) Receipt by the Agent of a favorable opinion of legal counsel for RPM-Delaware, reasonably acceptable to the Agents, in substantially the form of the opinion given with respect to RPM at the time of the initial purchase under the

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        RPA, which addresses the following matters with respect to RPM-Delaware:
        (i) due incorporation, valid existence and good standing, (ii) requisite corporate authority to conduct its business, (iii) due authorization, execution and delivery of this Amendment, the RPA as amended hereby and the Performance Undertaking described in clause (b) above, (iv) no requirement for governmental action or filings, (v) non-contravention of laws, regulations, Organic Documents or material agreements, (vi) no creation or imposition of any Adverse Claim on its assets, (vii) enforceability of the RPA as amended hereby and the Performance Undertaking described in clause (c) above, and (viii) absence of material adverse litigation or proceedings.

               5.1. Bankruptcy Petition. With respect to each Conduit, each of the other parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of such Conduit, it will not institute against, or join any other Person in instituting against, such Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

               5.2. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

               5.3. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

               5.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

               5.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGES FOLLOW]


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers or signatories as of the date hereof.

DAP PRODUCTS INC.,
THE TESTOR CORPORATION,
ZINSSER CO., INC.,
TREMCO INCORPORATED,
RUST-OLEUM CORPORATION,
THE EUCLID CHEMICAL COMPANY AND
REPUBLIC POWDERED METALS, INC.


By:       /s/  P. Kelly Tompkins
        ------------------------------------
Name:
Title:



WEATHERPROOFING TECHNOLOGIES, INC.


By:      /s/ Jeffrey L. Korach
        ------------------------------------
Name:
Title:



RPM FUNDING CORPORATION



By: /s/ Keith R. Smiley
   -----------------------------------------
Name:
Title:

RPM, INC.



By:  /s/  Keith R. Smiley
   -----------------------------------------
Name:
Title:

RPM INTERNATIONAL INC.



By:  /s/  P. Kelly Tompkins
   -----------------------------------------
Name:
Title:

ADDRESS:

        RPM International Inc.
        2628 Pearl Road
        P.O. Box 777
        Medina, Ohio 44258
        Attention: Treasurer
        Phone: (330) 273-8837
        Fax:   (330) 225-6574



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JUPITER SECURITIZATION CORPORATION



By:  /s/  Sherri Gerner
   -----------------------------------------
Name:  Sherri Gerner
Title:   Authorized Signer






BANK ONE, NA (MAIN OFFICE CHICAGO), INDIVIDUALLY, AS JUPITER AGENT AND AS ADMINISTRATIVE AGENT



By:  /s/  Sherri Gerner
   -----------------------------------------
Name:  Sherri Gerner
Title: Director, Capital Markets

BLUE RIDGE ASSET FUNDING CORPORATION

BY:  WACHOVIA BANK, NATIONAL ASSOCIATION, ATTORNEY-IN FACT

By:  /s/  Darrell R. Baber
   -----------------------------------------
Name:     Darrell R. Baber
       -------------------------------------
Title:    Managing Director
        ------------------------------------




WACHOVIA BANK, NATIONAL ASSOCIATION, INDIVIDUALLY AND AS BLUE RIDGE AGENT


By:  /s/  Kenny Karpowicz
   -----------------------------------------
Name:     Kenny Karpowicz
       -------------------------------------
Title:    Vice President
        ------------------------------------



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